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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2006

                              HOME FEDERAL BANCORP
             (Exact Name of Registrant as Specified in Its Charter)

            Indiana                    000-18847               35-1807839
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

         501 Washington Street, Columbus, Indiana                 47201
         (Address of Principal Executive Offices)              (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On October 24, 2006, the Board of Directors of Home Federal Bancorp (the "Corporation") voted to appoint William J. Blaser as a new director to fill the vacancy created by the resignation of one of the Corporation's directors in 2004. Mr. Blaser's appointment will become effective at the Board's next regular meeting, scheduled for November 28, 2006. The Board expects that Mr. Blaser will be appointed to the Corporation's Audit Committee. Also on October 24, 2006, the Board of Directors of HomeFederal Bank, a wholly owned subsidiary of the Corporation (the "Bank"), appointed Mr. Blaser to fill a vacancy on the Bank's Board created by the resignation of one of the Board's directors in 2004, effective as of the Bank's next regular Board meeting scheduled for November 28, 2006.

Mr. Blaser is a certified public accountant and Managing Principal of L.M. Henderson & Company, LLP, in Indianapolis, Indiana. There are no arrangements or understanding between Mr. Blaser and any other persons pursuant to which he was selected as a director. Mr. Blaser is not a party to any transaction with the Corporation or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

On October 30, 2006, the Corporation issued a press release announcing Mr. Blaser's appointment to the Board of Directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

       EXHIBIT NUMBER                 DESCRIPTION
       --------------     ------------------------------------
            99.1          Press Release dated October 30, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 30, 2006                          HOME FEDERAL BANCORP


                                                By: /s/ Mark T. Gorski
                                                    ----------------------------
                                                    Mark T. Gorski
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

       EXHIBIT NUMBER                DESCRIPTION                   LOCATION
       --------------    ------------------------------------      --------
            99.1         Press Release dated October 30, 2006      Attached

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